UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 19, 2009 (June 15, 2009)

NETWORK CN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30264	90-0370486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

21/F., Chinachem Century Tower 178 Gloucester Road Wanchai, Hong Kong
(Address of principal executive offices)

(852) 2833-2186
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2009, the directors of the Network CN Inc. (the “Company”) removed Daley Mok as the Company’s Chief Financial Officer and from all other offices of the Company held by him, effective immediately, and terminated his appointment as such.  Mr. Mok will continue to serve as a member on the Company’s board of directors until his removal or until his successor has been appointed.

On the same day, the directors of the Company appointed Mr. Godfrey Hui, the Company’s Chief Executive Officer, to serve as interim Chief Financial Officer effective immediately until a replacement for Mr. Mok can be found.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2009	NETWORK CN INC.

	By:	/s/ Godfrey Hui
Godfrey Hui
Chief Executive Officer